VIA EDGAR

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA QNY
File No. 811-07793, CIK: 0001021447
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA QNY, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the flowing underlying management investment companies:

•	Transamerica Series Trust, filed its Semi Annual report with the Commission via EDGAR (CIK: 0000778207);

This Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Financial Life Insurance Company